SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 31, 1998



                         CHAMPION FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



Utah                             0-19499                     88-0169547
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



9495 East San Salvador Drive, Scottsdale, Arizona    85258
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (602) 451-8575

Item 5.           Other Events

         On August 31, 1998, Champion Financial Corporation, a Utah corporation (the "Company"), consummated a letter agreement among the Company, InfoPlan Partners, L.L.C., Thomson Kernaghan & Co., Ltd., and Bronia GmbH, in settlement of certain disputes among those parties. A true and correct copy of the letter agreement is attached hereto as Exhibit 5.1 and incorporated herein by this reference.


Item 7.           Exhibits

Exhibit No.       Description
-----------       -----------

5.1               Letter to Stephen J. Carder from Mark Valentine.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHAMPION FINANCIAL CORPORATION,
                                          a Utah corporation


Date:  September 15, 1998                  /s/ Stephen J. Carder
                                          -------------------------------------
                                          Stephen J. Carder
                                          President and Chief Executive Officer